Exhibit  10.2

                               PURCHASE AGREEMENT
                               ------------------

     This Purchase Agreement (the "Agreement") is made and entered into on May 29, 2003, by and among Sharp Holding Corporation, a Delaware corporation (the "Seller"), and Octopus Media, LLC, a Delaware Limited Liability Company (the "Buyer"").

     WHEREAS, the Seller owns and desires to sell: the HyperCD intellectual property as set forth in Exhibit "A" hereto; certain tangible assets located in New York City as set forth in Exhibit "B" hereto; the rights and obligations of a lease for office space in New York City as set forth in Exhibit "C" hereto; the URLs as set forth in Exhibit "D" hereto; the rights and obligations of an employer and employment agreements with certain persons as set forth in Exhibit "E" hereto; the rights and obligations of a contracting party in certain contracts as set forth in Exhibit "F" hereto. All of the above are collectively the "Purchased Assets"; and

     WHEREAS, the Seller has certain liabilities related to its HyperCD business, which include obligations for ongoing operating expenses, obligations of the office lease in New York City and certain existing Employment Agreements that shall be assumed by the Buyer, all of the above are collectively the "Assumed Liabilities"; and

     WHEREAS, the Buyer desires to purchase the Purchased Assets subject to the Assumed Liabilities; and

     WHEREAS, Buyer desires to acquire 1,000,000 shares of restricted common stock of the Seller (the "Sharp Stock"), and a warrant to purchase up to 1,000,000 restricted shares of common stock of the Seller at an exercise price of $0.10 per share expiring on May 31, 2008 (the "Sharp Warrants").

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                        PURCHASE OF THE PURCHASED ASSETS;
                          ASSUMPTION OF LIABILITES; AND
                             ASSIGNMENT OF CONTRACTS

     Section 1.1     Purchase of the Purchased Assets.  Subject to the terms and
                     --------------------------------
conditions set forth in this Agreement, at the Closing (as hereinafter defined) the Seller hereby agrees to sell, transfer, assign, convey and deliver to Buyer, and the Buyer agrees to purchase, all of the Purchased Assets and any and all Assumed Liabilities related thereto. The Bill of Sale and the Assignment of Intellectual Property are set forth in Exhibits 1.1(a) and 1.1(b) hereto.

     Section  1.2     Purchase of Sharp Stock and Sharp Warrants. Subject to the
                      ------------------------------------------
terms and conditions set forth in this Agreement, at the Closing (as hereinafter defined) the Seller hereby agrees to sell and deliver to Buyer, and the Buyer agrees to purchase the Sharp Stock and the Sharp Warrants (collectively, the "Investment in Sharp"). The Seller shall grant to the Buyer piggy-back registration rights for the Sharp Stock and the stock underlying the Sharp
Warrants  as  set  forth  in  Section  5.11  herein

     Section 1.3     Assumption of the Assumed Liabilities. Subject to the terms
                     -------------------------------------
and conditions set forth in this Agreement, at the Closing (as hereinafter defined) the Buyer hereby agrees to assume all of the Assumed Liabilities as defined herein and as set forth on Exhibit 1.3-1, effective as of April 15, 2003, and to reimburse Seller, at Closing, for such Assumed Liabilities incurred from April 15, 2003 until the Closing Date. In addition, Buyer shall reimburse Seller, at Closing, for any deposits or prepayments on the office lease in New York City as set forth in Exhibit 1.3-2.

     Section  1.4    Assignment  of  Contracts.  Subject  to  the  terms  and
                     -------------------------
conditions set forth in this Agreement, at the Closing (as hereinafter defined) the Seller hereby agrees to transfer, assign, convey and deliver to Buyer, and the Buyer agrees to assume, all of the contracts set forth in Exhibit "F" and any and all liabilities related thereto (the "Contract Assignments").

     Section 1.5     Transactions.  The transactions described in this Section I
                     ------------
are collectively the "Transactions".

     Section  1.6     Intent  of  the  Parties.  Although  the  Exhibits to this
                      ------------------------
Agreement are intended to be complete, in the event such Exhibits fail to contain the description of any asset belonging to Seller which is used in connection with HyperCD or are otherwise necessary for the ownership of the HyperCD, such assets shall nonetheless be deemed transferred to Buyer at the Closing. Buyer shall not assume any liabilities other than the Assumed Liabilities.

                                   ARTICLE II
                              BUYER'S CONSIDERATION
                              ---------------------

     As consideration for the Transactions, the Buyer shall pay $150,000 as consideration for the Purchased Assets and $150,000 as consideration for the Sharp Stock and the Sharp Warrants. The Buyer shall pay and deliver the consideration to the Seller (the "Buyer's Consideration") as follows:

          (i) $120,000 in cash, cashier's check, or wire transfer at the Closing, or by the cancellation and voiding of indebtedness of the Seller to Frank Leo (the Manager of the Buyer) as evidenced by that certain promissory note dated April 2, 2003 between the Seller and Frank Leo (the "Existing Note"), in a manner satisfactory to the Seller; and

          (ii) Six installments of $30,000 each, payable on the first of each month beginning June 1, 2003 as evidenced by a promissory note whose maker shall be the Buyer (the "New Note")in a form satisfactory to the Seller. The New Note shall be secured (the "Security Agreement") by the Purchased Assets and all source code related thereto. The New Note and the Security Agreement shall be in the form set forth in Exhibit 2.1(ii) hereto.

                                   ARTICLE III
                                    LICENSES

     Section 3.1     License From Buyer to Seller for HyperCD.  The Buyer hereby
                     ----------------------------------------
grants a License for HyperCD (the "HyperCD License") to the Seller as set forth in Exhibit 3.1, to make and sell HyperCD products and services for five years from the date hereon, with no royalty in year one, and a royalty of one and one-half cents ($0.015) per each medium sold by the Seller pursuant to the HyperCD License (e.g., a medium may be a compact disk or other device with a similar function or a web application or similar application) in years two through five. Under the HyperCD License, the Buyer shall also promptly provide the Seller with copyable copies, updates, upgrades and new versions of HyperCD and of any software that the Buyer creates to replace HyperCD, as the Buyer creates such things. The Buyer shall provide to the Seller and its customers the services associated with HyperCD at no additional cost to the Seller or its customers.

     Section  3.2     Exclusive Nature of HyperCD License. During the termof the
                      -----------------------------------
HyperCD License, the HyperCD License shall be a non-exclusive license for any market except that the HyperCD License shall be an exclusive license for use in the "co-branded credit card" market and in the "e-Finance Internet Bill Paying" market (collectively the "Exclusive Markets"), with the further exception that the Buyer, for itself, its affiliates and Com-Pac Services, Inc. may use and sell HyperCD in the Exclusive Markets. The Buyer shall not license or sub-license HyperCD to any other person or entity for use in the Exclusive Markets.

     Section  3.3     Update,  Upgrade  and  Revise.  Either  party  may update,
                      -----------------------------
upgrade or revise HyperCD or Gray Hair Mail-Track software. The party making such changes shall promptly deliver the changes to the other party on a CD-ROM or on a medium selected by the receiving party.

     Section  3.4     Introductions.  The  Buyer  shall  use its best efforts to
                      -------------
introduce the Seller's HyperCD products and services, and Gray Hair Mail-Track products and services to JP Morgan Chase for the Exclusive Markets.

ARTICLE  IV
-----------
                                    CLOSING

     Section  4.1     The Closing.  The closing of the transactions contemplated
                      -----------
by this Agreement shall take place by executing documents for overnight mail delivery on May 29, 2003 (the "Closing Date"), or by such other means or at other specific time and place as agreed upon among the parties hereto (the "Closing").

     Section 4.2     Seller's Delivery and Execution.  At the Closing the Seller
                     -------------------------------
shall deliver to Buyer: (i) certificates evidencing the Sharp Stock or a letter from the Seller to the Seller's transfer agent that instructs the transfer agent to issue the Sharp Stock, and the Sharp Warrants; (ii) Bill of Sale for the Purchased Assets and Assignment of Intellectual Property; (iii) the Assignment of Contracts; (iv) the source code of HyperCD and; (v) Assignment of Lease.

     Section  4.3     Buyer's Delivery and Execution.  At the Closing, the Buyer
                      ------------------------------
shall deliver to the Seller: (i) $120,000 in cash, cashier's check, or wire transfer at the Closing, or by the cancellation and voiding of the Existing Note, in a manner satisfactory to the Seller; (ii) the New Note and Security Agreement and; (iii) the HyperCD License.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER

     The Seller hereby represents and warrants to Buyer as follows:

     Section 5.1.     Organization, Good Standing and Qualification.  The Seller
                      ----------------------------------------------
(i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to the Seller. The authorized capital stock of the Seller consists of 80,000,000 shares of common stock, par value $.001 per share, of which 19,739,448 shares are validly issued and outstanding, and 20,000,000 shares of preferred stock, par value $.001 per share, of which no shares are issued or outstanding. All of such issued and outstanding shares of the Seller have been duly authorized, validly issued, fully paid and are non-assessable. None of the shares were issued in violation of any preemptive rights.

     Section  5.2     Ownership of the Purchased Assets.  The Seller is the sole
                      ---------------------------------
owner of the Purchased Assets free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. The Seller has the unrestricted right and power to transfer, convey and deliver full ownership of the Purchased Assets without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority and upon the transfer of the Purchased Assets to the Buyer as contemplated herein, Buyer will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those that may be imposed by law).

     Section  5.3     Authorization.  The  Seller  is  a  corporation  with full
                      -------------
power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for itself. All action on the part of the Seller necessary for the authorization, execution, delivery and performance of this Agreement by the Seller has been taken or will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of the Seller enforceable against the Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  5.4     No  Breaches  or  Defaults.  Except for the consent of the
                      --------------------------
Landlord for the assignment of the lease for office space in New York City, the execution, delivery, and performance of this Agreement by the Seller does not:
(i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Purchased Assets, or (iii) require any authorization, consent, approval, exemption, or other action by or filing with any third party or governmental authority under any provision of: (a) any applicable legal requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which the Seller is a party or by which the Purchased Assets may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any agency, department, commission, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties. For purposes of this Agreement, "Legal Requirement" means any law, statute, injunction, decree, order or judgment (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

     Section  5.5     Consents.  With respect to the Assignment of Contract, and
                      --------
except as set forth in Exhibit 5.5, no permit, consent, approval or authorization of, or designation, declaration or filing with any Governmental Authority or any other person or entity is required on the part of the Seller in connection with the execution and delivery by the Seller of this Agreement or the consummation and performance of the transactions contemplated hereby other than as required under the federal securities laws.

     Section  5.6     Ownership  of  HyperCD.  The  Seller  is the sole owner of
                      ----------------------
HyperCD free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances except for the security interest granted to the Buyer pursuant to the Existing Note. The Seller has the unrestricted right and power to grant the HyperCD License without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority and upon the grant of the HyperCD License to the Buyer as contemplated herein, Buyer will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those that may be imposed by law and except for the security interest granted to the Buyer pursuant to the Existing
Note).

     Section  5.7     Pending  Claims.  There  is  no  claim,  suit,  action  or
                      ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Seller's knowledge, threatened with respect to the transfer to Buyer of the Purchased Assets or the performance of this Agreement by the Seller.

     Section  5.8      Disclosure.  No  representation or warranty of the Seller
                       ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section 5.9     No Brokerage Commission.  No broker or finder has acted for
                     -----------------------
the Seller in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Seller.

     Section 5.10 No Default. To the knowledge of Seller, the office lease in New York City is not in currently in default or delinquent and the Assumed Liabilities are not currently in default or delinquent.

     Section  5.11     Piggy-Back Registration Rights.  If the Seller files  any
                                  -------------------
Registration Statement ("Registration Statement") pursuant to the Securities Act of 1933, as amended (the "Securities Act") with the Securities and Exchange Commission (the "Commission") on a form under which the Sharp Stock and the shares of stock underlying the Sharp Warrants are permitted to be registered (other than on a Form S-4 or S-8 Registration Statement or any successor form), and subject to the Seller holding shares of Sharp Stock or Sharp Warrants at the time of any such filing (the "Registration Shares"), Buyer shall include in the Registration Statement all of the Registration Shares unless otherwise directed in writing by the Buyer. All expenses incident to the Seller's performance of its obligations under this Section, including without limitation, all registration and filing fees, fees and expenses of compliance with securities and Blue Sky laws, printing expenses, fees and disbursements of the Seller's counsel, independent certified public accountants, and other persons retained by the Seller (all such expenses being herein called "Registration Expenses") will be borne by the Seller. The Buyer shall be responsible for all discounts and commissions relating to the Registration Shares and for the fees and expenses of counsel and other persons engaged by the Buyer.


                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES
                                    OF BUYER

     Buyer hereby represents and warrants to the Seller as follows:

     Section  6.1     Authorization.  The  Buyer  is a Limited Liability Company
                      -------------
with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for itself. All action on the part of the Buyer necessary for the authorization, execution, delivery and performance of this Agreement by the Buyer has been taken or will be taken prior to Closing. This Agreement constitutes a valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  6.2     Organization,  Good Standing and Qualification.  The Buyer
                      -----------------------------------------------
(i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to the Buyer. Frank Leo is the sole member of the Buyer. All of such issued and outstanding ownership interests of the Buyer have been duly authorized, validly issued, fully paid and are non-assessable. None of the ownership interests were issued in violation of any preemptive rights.

     Section 6.3     Acquisition of Stock for Investment.  The Buyer understands
                     -----------------------------------
that the issuance of Sharp Stock and the Sharp Warrants will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities acts, and, accordingly, are restricted securities, and the Buyer represents and warrants to the Seller that the Buyer's present intention is to receive and hold the Sharp Stock and the Sharp Warrants for investment only and not with a view to the distribution or resale thereof. Buyer further represents and acknowledges that he is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D of the Act.

     Additionally, the Buyer understands that any sale by the Buyer of any of the Sharp Stock or the Sharp Warrants will, under current law, require either:
(a) the registration of the Sharp Stock or the Sharp Warrants under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or
(c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts. The Buyer understands that the Seller has not undertaken and does not presently intend to file a Registration Statement to register the Sharp Stock and the Sharp Warrants that is to be issued to the Buyer. The Buyer agrees to execute, deliver, furnish or otherwise provide to the Seller an opinion of counsel reasonably acceptable to the Seller prior to any subsequent transfer of the Sharp Stock and the Sharp Warrants, that such transfer will not violate the registration requirements of the federal or state securities acts. The Buyer agrees to execute, deliver, furnish or otherwise provide to the Seller any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the Sharp Stock and the Sharp Warrants acquired hereby.

     To assist in implementing the above provisions, the Buyer hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Sharp Stock and the Sharp Warrants acquired hereby until the Sharp Stock and the Sharp Warrants have been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO
     TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     Section  6.4     Buyer's  Access to Information.  The Buyer hereby confirms
                      ------------------------------
and represents that it has received a copy of the Seller's Form 10-KSB for the year ended December 31, 2002, and the Buyer: (a) has been afforded the opportunity to ask questions of and receive answers from representatives of the Seller concerning the business and financial condition, properties, operations and prospects of the Seller. The Buyer has asked such questions about the Seller as it desires to ask and all such questions have been answered to the full satisfaction of the Buyer; (b) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (c) has had an opportunity to engage and is represented by an attorney of its choice; (d) has had an opportunity to negotiate the terms and conditions of this Agreement; (e) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (f) has been provided with and given an opportunity to review all current information about the Seller.

     Section  6.5     No  Breaches  or Defaults.  Except as set forth in Exhibit
                      -------------------------
6.5, the execution, delivery, and performance of this Agreement by Buyer does not: (i) conflict with, violate, or constitute a breach of or a default under,
(ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Gray Hair Mail-Track Software, or (iii) require any authorization, consent, approval, exemption, or other action by or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which Buyer is a party or by which the Gray Hair Mail-Track Software may be bound or affected.

     Section  6.6     Consents.  Except  as set forth in Exhibit 6.6, no permit,
                      --------
consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of Buyer in connection with the execution and delivery by Buyer of this Agreement or the consummation and performance of the transactions contemplated hereby other than as required under the federal securities laws.

     Section  6.7     Pending  Claims.  There  is  no  claim,  suit,  action  or
                      ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of Buyer' knowledge, threatened with respect to the grant to the Seller of the Gray Hair Mail-Track License or the performance of this Agreement by Buyer.

     Section 6.8     No Additional Representations.  Buyer acknowledges that the
                     -----------------------------
Seller has made no representations or warranties to Buyer as to the financial condition or otherwise of the Seller other than as contained in the Form 10-KSB of the Seller for the year ended December 31, 2002

     Section  6.9      Disclosure.  No  representation  or  warranty  of  Buyer
                       ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  6.10     No  Brokerage  Commission.  No broker or finder has acted
                       -------------------------
for the Buyer in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Buyer.



                                  ARTICLE VII
                              CONDITIONS TO CLOSING

     Section  7.1     Conditions to Closing by the Buyer. The obligations of the
                      ----------------------------------
Buyer to effect the transactions contemplated hereby are subject to:

     (i) The Seller shall have made all of its deliveries contemplated herein to the Buyer; and
     (ii) The Board of Directors of the Seller shall have approved and authorized the transactions contemplated herein.

     Section 7.2     Conditions to Closing by the Seller. The obligations of the
                     -----------------------------------
Seller to effect the transactions contemplated hereby are subject to:

     (i) The Buyer shall have tendered all of its consideration contemplated herein to the Seller;
     (ii) The Buyer shall have made all of its deliveries contemplated herein to the Seller; and
    (iii) The sole member of the Buyer shall have approved and authorized the transactions contemplated herein.

     Section  7.3     Conditions  to  the  Obligations  of  all  Parties.  The
                      ---------------------------------------------------
obligations of the Parties to effect the transactions contemplated hereby are further subject to the following condition:

     No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened, seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against the Parties; and all Consents of third parties have been obtained.

                                  ARTICLE VIII
                               COVENANTS OF SELLER

     Section  8.1     Seller's  covenant to file reports with the Securities and
                      ----------------------------------------------------------
Exchange  Commission.    The  Seller  covenants  that  it  will  file  with  the
--------------------
Securities and Exchange Commission all reports on Forms 10-KSB, 10-QSB, 8-K and any other filings that makes the Seller's restricted stock owned by the Buyer eligible for sale pursuant to Rule 144 of the Securities Act of 1933, as amended (the "Act"). This covenant shall expire on December 31, 2008.

     Section  8.2     Seller's covenant to cooperate with a Rule 144 sale and to
                      ----------------------------------------------------------
arrange  for  a Rule 144 legal opinion.  The Seller covenants that one year from
--------------------------------------
the date of Closing it will arrange for a legal opinion (the "Legal Opinion") to be provided to the Buyer in connection with the Buyer's proposed sale of restricted stock of the Seller (the "Restricted Stock") pursuant to Rule 144 of the Securities Act of 1933, as amended, (the "Restricted Stock Sale"), but only if such a proposed Restricted Sale meets all of the conditions set forth in Rule 144, as Rule 144 or its successor rules, if any, may be amended from time to time. This covenant shall be effective only at such time as the Buyer provides the Seller with a copy of the Restricted Stock certificate (front and back), a Rule 144 Notice of Sale, a representation letter from the Buyer about the sale of the Restricted Stock and a representation letter from a broker-dealer handling the Restricted Stock Sale, all of which shall meet the requirements as set forth in Rule 144 of the Act. Sharp shall have five (5) business days to deliver the Legal Opinion to the Buyer from the day the Buyer requests the legal opinion and counsel for Buyer has provided the necessary information to render the legal opinion or Seller shall provide Buyer or its legal counsel with a written explanation as to why the information provided does not comply with Rule
144. After two (2) years, Seller further covenants that it will authorize and direct the transfer agent to remove the legend on Buyer's stock certificate and shall otherwise cooperate with Buyer to effectuate a sale of shares pursuant to Rule 144k. This covenant shall expire on December 31, 2008.

     Section 8.3     Failure to Comply with Sections 8.1 and 8.2.  If the Seller
                     -------------------------------------------
fails to comply with the covenants set forth in Section 8.1 and Section 8.2 herein (collectively, the "Rule 144 Covenants"), and such failure to comply lasts more than thirty (30) calendar days, then the license set forth in Section
3.1 herein shall be suspended until the Seller is in compliance with the Rule 144 Covenants. If the failure to comply lasts more than ninety (90) calendar days the license shall be permanently revoked and be null and void.

                                   ARTICLE IX
                                INDEMNIFICATION

     Section  9.1     Indemnification from the Seller.  The Seller hereby agrees
                      -------------------------------
to and shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its affiliates, agents, legal counsel, successors and assigns (the "Buyer Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the Buyer Group arising from (a) any misrepresentation by, or breach of any covenant or warranty of the Seller contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by the Seller hereunder, (b) any nonfulfillment of any agreement on the part of the Seller under this Agreement, or (c) from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to Buyer hereunder; or (d) any suit, action, proceeding, claim or investigation against the Buyer which arises from or which is based upon or pertaining to Seller's conduct or the operation or liabilities of any business related to HyperCD prior to the Closing.

     Section  9.2     Indemnification  from  Buyer.  Buyer  agrees  to and shall
                      ----------------------------
indemnify, defend (with legal counsel reasonably acceptable to the Seller) and hold the Seller, its affiliates, shareholders, officers, directors, employees, agents, legal counsel, successors and assigns (the "Sellers Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the Sellers Group, arising from (a) any misrepresentation by, or breach of any covenant or warranty of Buyer contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder; (b) any nonfulfillment of any agreement on the part of Buyer under this Agreement;
(c) from any material misrepresentation in or material omission from, any exhibit, certificate or other agreement or instrument furnished or to be furnished to the Seller hereunder; or (d) any suit, action, proceeding, claim or investigation against the Seller which arises from or which is based upon or pertaining to Buyer' conduct or the operation or liabilities of any business related to Gray Hair Track-Mail Software prior to the Closing.

     Section 9.3     Defense of Claims.  If any lawsuit or enforcement action is
                     -----------------
filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section  9.4     Default  of  Indemnification  Obligation.  If an entity or
                      ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                    ARTICLE X
                                  MISCELLANEOUS

     Section  10.1     Amendment;  Waiver.  Neither  this  Agreement  nor  any
                       ------------------
provision hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto. Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

     Section  10.2     Notices.  Any notices or other communications required or
                       -------
permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

          (a)  if  to  the  Seller:

               Sharp Holding Corporation
               13135 Champions Drive, Suite 100
               Houston,  Texas  77069
               Voice:  (713) 960-9100
               Fax:  (713) 960-9360
               with  a  copy  to:

               Robert  D.  Axelrod
               Axelrod, Smith & Kirshbaum
               5300 Memorial Drive, Suite 700
               Houston,  Texas  77007
               Voice:  713-861-1996
               Fax:  713-552-0202

          (b)  if  to  Buyer:

               Octopus Media, LLC, attn: Frank A. Leo
               44  Minebrook  Road
               Colts  Neck,  New  Jersey  zip  07722
               Voice:  732  433  0040
               Fax:  732  462  7848

               with a copy to:

               James  M.  Piro
               Piro, Zinna, Cifelli & Paris
               360  Passaic  Avenue
               Nutley,  New  Jersey  07110
               Voice:  (973)  661-0710
               Fax:  (973)  661-5171

     A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is actually delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three
(3)  business  days  after  dispatch.

     Section  10.3     Severability.  Whenever  possible, each provision of this
                       ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section 10.4     Assignment.  Neither this Agreement nor any of the rights,
                      ----------
interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     Section 10.5     Survival of Representations, Warranties and Covenants. All
                      -----------------------------------------------------
representations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement for a period of two(2) years.

     Section 10.6     Public Announcements.  The parties hereto agree that prior
                      --------------------
to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section  10.7     Entire Agreement.  This Agreement and the other documents
                       ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

     Section  10.8     Choice  of Law.  This Agreement shall be governed by, and
                       --------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Harris County, Texas.

     Section  10.9     Counterparts  and  Facsimiles.  This  Agreement  may  be
                       -----------------------------
executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     Section  10.10     Costs  and  Expenses.   The  Seller shall pay all of the
                        --------------------
fees and expenses incurred by it, and Buyer shall pay all of the fees and expenses incurred by it in negotiating and preparing this Agreement (and all other agreements executed in connection herewith or therewith) and in consummating the transactions contemplated by this Agreement.

     Section 10.11     Section Headings.  The section and subsection headings in
                       ----------------
this Agreement are used solely for convenience of reference, do not constitute a part of this Agreement, and shall not affect its interpretation.

     Section  10.12     No Third-Party Beneficiaries.  Nothing in this Agreement
                        ----------------------------
will confer any third party beneficiary or other rights upon any person that is not a party to this Agreement.

     Section  10.13     Validity.  The  invalidity  or  unenforceability  of any
                        --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  10.14     Further  Assurances.  Each  party  covenants that at any
                        -------------------
time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     Section  10.15     Exhibits Not Attached.  Any exhibits not attached hereto
                        ---------------------
on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.


                      [Signatures Appear on the Next Page]

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.



                                Sharp  Holding  Corporation,


                                By:  /s/  George  Sharp
                                     -------------------------
                                     George  Sharp,  President




                                Octopus  Media  LLC.


                                By:  /s/  Frank  A.  Leo
                                     -------------------------
                                     Frank A. Leo, Sole Member